                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 11, 2002



                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395



                Maryland                                      31-0387920

    (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                      Identification No.)



                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

Item 5.   Other Events.

On September 9, 2002, the Company issued a press release announcing the appointment of Mark Hurd as the Chief Operating Officer of NCR and the departure of Howard Lance, formerly a president of NCR and Chief Operating Officer of the company's Retail and Financial Group. The press release is included as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     NCR CORPORATION

Date: September 11, 2002                             By:  /s/ Earl Shanks
                                                     ---------------------------

                                                     Senior Vice President
                                                     and Chief Financial Officer